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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 17, 2004

                           SMITHWAY MOTOR XPRESS CORP.
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-20793               42-1433844
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)




     2031 QUAIL AVENUE, FORT DODGE, IA                           50501
 (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (515) 576-7418



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Not applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not applicable.

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  Not applicable.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits.

EXHIBIT
NUMBER            EXHIBIT TITLE

--------------------------------------------------------------------------------
99 Smithway Motor Xpress Corp. press release announcing fourth quarter and year end results.


ITEM 8.           CHANGE IN FISCAL YEAR

                  Not applicable.

ITEM 9.           REGULATION FD DISCLOSURE

                  Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

                  Not applicable.

ITEM 11.          TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
                  BENEFIT PLANS

                  Not applicable.



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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On February 17, 2004, Smithway Motor Xpress Corp. (the "Company") issued a press release (the "Press Release") announcing fourth quarter and year end results. A copy of the Press Release is attached to this report as Exhibit 99.

                  The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                  The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SMITHWAY MOTOR XPRESS CORP.


Date:     February 20, 2004       By: /s/ G. Larry Owens
                                     -------------------------------------------
                                  G. Larry Owens
                                  Executive Vice President, Chief Administrative
                                  Officer, and Chief Financial Officer




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                                  EXHIBIT INDEX


99 Smithway Motor Xpress Corp. press release announcing fourth quarter and year end results.